UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2020 (November 5, 2019)

Spirit of Texas Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-38484	90-0499552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1836 Spirit of Texas Way Conroe, Texas 77301
(Address of principal executive offices) (Zip Code)

(936) 521-1836

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	STXB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K (the “Original 8-K”) filed by Spirit of Texas Bancshares, Inc. (“Spirit”) on November 6, 2019, reporting under Item 2.01 the completion of the merger of Chandler Bancorp, Inc., a Texas corporation (“Chandler”), with and into Spirit, with Spirit continuing as the surviving corporation (the “Merger”), pursuant to the previously announced Agreement and Plan of Reorganization, dated as of July 24, 2019, by and between Spirit and Chandler, and joined in by Kidd Partners, Ltd., a Texas corporation, as the sole shareholder of Chandler. Under Item 9.01 of the Original 8-K, the Company stated that (a) the financial statements required by Item 9.01 would be filed by amendment to the Original 8-K no later than 71 days after the date on which the Original 8-K was required to be filed, and (b) the pro forma financial information required by Item 9.01 would be filed by amendment to the Original 8-K no later than 71 days after the date on which the Original 8-K was required to be filed. Accordingly, this Current Report on Form 8-K/A amends and restates Item 9.01 of the Original Form 8-K to present certain financial statements of Chandler and certain pro forma financial information, which are filed as exhibits hereto and are incorporated herein by reference. Except for this Explanatory Note, the filing of the financial statements and the pro forma financial information required by Item 9.01, and the consent of Payne & Smith, LLC filed herewith as Exhibit 23.1, there are no changes to the Original 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Chandler for the years ended December 31, 2018 and 2017, as well as the accompanying notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference. The unaudited consolidated financial statements of Chandler as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01 is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated herein by reference. The unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2019 give effect to Spirit’s completed acquisition of Chandler, as if such transaction had been completed as of September 30, 2019, and the unaudited pro forma combined condensed consolidated statements of income for the nine months ended September 30, 2019 and the year ended December 31, 2018 give effect to Spirit’s completed acquisition of Chandler, as if such transaction had been completed as of January 1, 2018. The unaudited pro forma combined condensed consolidated financial information is presented for illustrative purposes only and does not reflect the benefits of expected cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had Spirit and Chandler been combined during these periods.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Payne & Smith, LLC

99.1	Audited consolidated financial statements of Chandler Bancorp, Inc. for the years ended December 31, 2018 and 2017

99.2	Unaudited consolidated financial statements of Chandler Bancorp, Inc. as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018

99.3

Unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2019 and unaudited pro forma combined condensed consolidated statements of income for the nine months ended September 30, 2019 and the year ended December 31, 2018

104	Cover Page Interactive Data File (imbedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2020	SPIRIT OF TEXAS BANCSHARES, INC.

	By:	/s/ Dean O. Bass
	Name:	Dean O. Bass
	Title:	Chairman and Chief Executive Officer